UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MKS Instruments, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
MKS INSTRUMENTS, INC. 2 TECH DRIVE SUITE 201 ANDOVER, MA 01810

MKS INSTRUMENTS, INC.

2024 Annual Meeting

For holders as of February 28, 2024

Date: May 7, 2024

Time: 10:00 AM ET

Location: MKS Instruments, Inc.

2 Tech Drive, Suite 201

Andover, MA 01810

Vote by May 6, 2024

11:59 PM ET

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Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders To Be Held on May 7, 2024.

You invested in MKS INSTRUMENTS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Meeting.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR receive a free paper or email copy of the proxy materials by making a request prior to April 23, 2024. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. If you want to receive a paper or email copy of the proxy materials, you must request one. Requests, instructions and other inquiries sent to sendmaterial@proxyvote.com will NOT be forwarded to investment advisors of shareholders. This communication only presents an overview of the more complete proxy materials. We encourage shareholders to access and review all of the important information contained in the proxy materials before voting.

Smartphone users	Vote in Person at the Meeting* May 7, 2024 10:00 AM Eastern Time
Point your camera here and
vote without entering a
control number

   MKS Instruments, Inc.

   2 Tech Drive, Suite 201

   Andover, MA 01810

*Please check the proxy materials for any special requirements for attending and voting at the Meeting. At the Meeting, you will need to request a ballot to vote the shares.

You may also vote by mail or by telephone by requesting a free paper copy of the proxy materials as described above and following the instructions on your proxy card.

 Vote at www.ProxyVote.com

 THIS IS NOT A BALLOT. YOU CANNOT USE

 THIS NOTICE TO VOTE THE SHARES.

This is an overview of the proposals being presented at the

Meeting. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters.

Board
Voting Items		Recommends

1.	The election of the three nominees listed below as Class I Directors, each to serve for a three-year term:	For
Nominees:
01) Rajeev Batra
02) Gerald G. Colella
03) Elizabeth A. Mora

2.	The approval, on an advisory basis, of executive compensation.	For

3.	The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.	For

4.	A shareholder proposal regarding simple majority voting, if properly presented at the meeting.	Against

NOTE: To transact such other business as may properly come before the Meeting and any adjournment or postponement of the Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V33102-P06451